UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest event Reported): June 6, 2012


                              CASTMOR RESOURCES LTD
             (Exact name of registrant as specified in its charter)

           Nevada                      001-34039                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                614 E. Hwy. 50, Suite 235 Clermont, Florida 34711
                    (Address of principal executive offices)

                                  866.926.6427
              (Registrant's telephone number, including area code)


        427 Princess Street, Suite 406, Kingston, Ontario, Canada K7L 5S9
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

                                EXPLANATORY NOTE

     References throughout this Amended Current Report on Form 8-K to "we," "our," "us," "the Company," "the Registrant," "Castmor," and similar terms refer to Castmor Resources Ltd, unless otherwise expressly stated or the context otherwise requires. This Amended Current Report contains summaries of the material terms of the agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to those agreements.

     On June 6, 2012, we filed a Current Report on Form 8-K to report that we completed the transactions contemplated by a Share Exchange Agreement of June 6, 2011, by and amount Castmor and Benny Powell, the sole shareholder of Red Giant Entertainment Inc., a Florida corporation ("RGE"). We acquired all of the issued and outstanding shares of RGE in exchange for the issuance in the aggregate of 40,000,000 shares of our common stock. As a result of the Share Exchange Agreement, RGE became a wholly-owned subsidiary of Castmor.

STATUS AS A SHELL

     At the time of closing the Share Exchange Agreement, we were in the development stage and had nominal operations and limited assets, which makes us a "shell company" as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). We were not a "blank check company" as defined by Rule 419 of the Securities Act of 1933, as amended ("Securities Act").

AMENDMENT TO FORM 8-K

     This Amendment to the Current Report on Form 8-K filed on June 6, 2012 is to provide disclosures that are required when an issuer, like us, (i) reports a reverse merger and similar transactions and ceases to be a shell company and
(ii) to address comments from the staff of the Securities and Exchange
Commission.

     This Amendment to the Current Report on Form 8-K filed on June 6, 2012 speaks as of the filing date of said Current Report and does not reflect events that may have occurred subsequent to the filing of that report, unless specifically referring to a later date.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This Amended Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are "forward-looking statements." Any statements that are not statements of historical fact (including but not limited to statements containing the words "will," "believes," "plans," "anticipates," "expects," "look forward", "estimates" and similar expressions) should be considered to be forward-looking statements and the safe harbor provisions of said Act do not apply to an issuer that issues penny stock. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors including, among others, competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions. We do not assume any obligation to update any forward-looking statements.

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
ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 6, 2012, Castmor Resources Ltd., a Nevada corporation entered into and completed a transaction contemplated by a Share Exchange Agreement (the "Share Exchange Agreement") with Red Giant Entertainment Inc., a Florida corporation ("RGE") and Benny Powell (sometimes "Powell"), who owned 100% of the issued and outstanding shares in RGE. Pursuant to the terms and conditions of the Share Exchange Agreement, Castmor issued forty million (40,000,000) newly-issued restricted shares of the Company's common stock, par value $0.001 per share in exchange for all of the issued and outstanding shares of stock in RGE owned by Powell.

     The exchange resulted in RGE becoming a wholly-owned subsidiary of Castmor. As a result of the Share Exchange Agreement, we will now conduct all current operations through RGE and we conduct our business under the name of Red Giant Entertainment.

     RGE is an intellectual property (IP) development company for the comic book industry and other related multiple media platforms that are delivered in printed material or distributed over the internet.

     RGE believes that the digital distribution of content provides an opportunity to reach a wider and more diverse audience for original stories and for the creation of modern myths provides the audience an interactive entertainment experience and also serves as a platform for advertising and merchandise.

     See Item 5.01 - Changes in Control of Registrant.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On June 6, 2012, Castmor Resources Ltd., a Nevada corporation completed a transaction contemplated by a Share Exchange Agreement with RGE and Powell who owned, prior to the closing, 100% of the issued and outstanding shares in RGE. Pursuant to the terms and conditions of the Share Exchange Agreement, Castmor issued forty million (40,000,000) restricted shares of the Company's common stock, par value $0.001 per share in exchange for all of the issued and outstanding shares of stock in RGE owned by Powell.

     The information required by Item 2.01(f), not otherwise contained herein, is disclosed in Item 5.06 below. The acquisition was accounted for as a recapitalization effected by the issuance of restricted common stock pursuant to a Share Exchange Agreement.

     See Item 1.01 - Entry Into a Material Definitive Agreement, Item 3.02 - Unregistered Sales of Equity Securities, and Item 5.01 - Changes in Control of Registrant, which are incorporated herein by reference.

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

CORPORATE HISTORY

     Castmor was incorporated in the State of Nevada on June 27, 2005. We had been in the exploration stage since formation and had not realized any revenues from operations. We were primarily engaged in the acquisition and exploration of

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mining properties. Upon location of a commercially minable reserve, we expected to actively prepare the site for extraction and enter a development stage. In 2005, we acquired mineral interests in two non-contiguous properties located along southeastern coastal Labrador, approximately 13 kilometers northeast of the community of Charlottetown, Labrador, Canada. In 2009, our interests in these mineral properties were forfeited. On September 20, 2010, we reacquired these interests in the mineral properties. Thereafter, on October 4, 2011, our interests in the mineral properties were again forfeited.

     Since we had minimal operations, we were considered a "shell company" as that term is defined under Rule 405 of the Securities Exchange Act of 1934, as amended (sometimes "1934 Act"). Althought it was our initial intention to be a mineral exploration company, due to the lack of revenues and adequate financing, we abandoned our business plan and began seeking out potential acquisitions, joint ventures and/or strategic relationships.

     On June 6, 2012 we entered into and completed the Share Exchange Agreement with Powell to acquire RGE. Pursuant to the terms and conditions of the Share Exchange Agreement, (i) RGE exchanged 100% of the issued and outstanding shares in RGE for forty million (40,000,000) newly-issued restricted shares of the Company's common stock and, resulting in the acquisition of RGE by the Company.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     Effective as of June 6, 2012, pursuant to the terms of the Share Exchange Agreement described in Items 1.01, 2.01 and 5.01, we issued 40,000,000 shares of our common stock to Powell, the sole shareholder of RGE, in exchange for all of the issued and outstanding capital stock of RGE.

     The shares of common stock issued under the Share Exchange Agreement were not registered under the Securities Act and bear restrictive legends that reflect this status. The securities were issued in a private placement in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. We did not engage in any general solicitation or advertisement for the issuance of these securities.

     In connection with this issuance, Powell represented that the securities that he was acquiring cannot be resold except pursuant to a effective registration under the Securities Act or in reliance on an exemption from the registration requirements of the Securities Act, and that the certificates representing such securities bear a restrictive legend to that effect and he intends to acquire the securities for investment only and not with a view to the resale thereof.

ITEM 4.01 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     We have had no disagreements with our accountants on accounting and financial disclosures.

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
ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

     On April 16, 2012, we received the resignation of John Allen as the Company's President, Secretary, and Treasurer. Concurrently on April 16, 2012, our Board of Directors elected Powell to fill a vacancy on the Board of Directors and he was also appointed President, Secretary and Treasurer. Thereafter, John Allen resigned leaving Powell as the sole director of Castmor.

     We know of no arrangements which may result in a change in control of Castmor. No officer, director, promoter, or affiliate of Castmor has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by us through security holdings, contracts, options, or otherwise.

     The information required by Item 5.01(a)(8), not otherwise contained herein, is disclosed in Item 5.06 below.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

GENERALLY

     On April 16, 2012, we received the resignation of John Allen as the Company's President, Secretary, and Treasurer. Concurrently on April 16, 2012, our Board of Directors elected Powell to fill a vacancy on the Board of Directors and he was also appointed President, Secretary and Treasurer. Thereafter, John Allen resigned leaving Powell as the sole director of Castmor.

     Our sole officer and director may be deemed a parent and promoter of Castmor as those terms are defined by the Securities Act.

     Our by-laws provide that all directors hold office until the next annual stockholders' meeting or until their death, resignation, retirement, removal, disqualification, or until their successors have been elected and qualified. Our officers serve at the will of the Board of Directors.

     There are no agreements or understandings for any officer or director of the Company to resign at the request of another person and none of the officers or directors is acting on behalf of or will act at the direction of any other person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Powell is the only director, executive officer and control person.

     The following table presents information about the beneficial ownership of our common stock on June 6, 2012, held by our founder, director and executive officer and by those persons known to beneficially own more than 5% of our capital stock. The percentage of beneficial ownership for the following table is based on 72,487,000 shares of common stock outstanding as of June 6, 2012.

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

                         Name and Address of                                 Amount of Shares      Percent
Title of Class      Beneficial Owner of Shares              Position           Held by Owner       of Class
--------------      --------------------------              --------           -------------       --------
Common, $0.001         Benny Powell                    Director/Pres./CEO        40,000,000           55%
par value

                       All Executive Officers,
                       Directors as a Group                                      40,000,000           55%

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power.

     Powell, our sole director and executive officer, currently receives no compensation for his services as a director. We contemplate Powell being paid a monthly salary as our executive officer of $5,000 per month.

     We have not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our current director and officer or for any future director and officer or future employees.

     Powell has sole investment power and sole voting power over the shares of common stock that he owns.

     The sole remaining director may fill vacancies on the Board of Directors. The members of our board of directors serve for one year terms and are elected at the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the board of directors.

ITEM 5.06 - CHANGE IN SHELL COMPANY STATUS

     We are providing below the additional information to that reported above that would have been be included in a Form 10 as if were to file a Form 10. Please note that the information provided below relates to the current operations acquired thorough the closing of the Share Exchange Agreement referred to in Item 1.01 and Item 2.01 above.

OVERVIEW

     Red Giant Entertainment is an intellectual property development company that intends to develop content for itself and for use on the internet and on various multiple media platforms. As of June 6, 2012, the RGE's intellectual properties consisted of internally developed graphic novel artwork and these properties were contributed by Powell to RGE and valued at $29,250, which was determined based on a per page cost for artists and printing.

     We belief that the digital distribution of content provides an opportunity to reach a wider and more diverse audience for original stories and for the creation of modern myths provides the audience an interactive entertainment experience and also serves as a platform for advertising and merchandise.

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
     The RGE's properties, comic book style, are intended to be developed for both the comic book marked and also used in other media such as movies, video games, television, novels, toys, apparel, telephone wireless applications. The Company intends to engage in either the direct production of its properties or enter into licensing agreement with others. The product is intended to be available for others to purchase advertising on terms and conditions to be determined by the licensee of the product. RGE intends to retain a royalty for both the product and for the included advertising content. Merchandise revenue related to the product will also be available to RGE on terms and conditions to be negotiated between the license and RGE or retained by RGE.

     We have not established a timeline to reflect the anticipated plan of operations and we have not established any anticipated operational milestones.

     Our website is www.redgiantentertainment.com. The contents of this website are not made a part of this filing and should be considered to be a website under development.

CREATIVE AND PRODUCTION PROCESS

     Castmor intends to retain freelance artists and writers who generally are paid on a per-page basis. They will be able to be eligible to receive incentives or royalties based on the number of copies sold (net of returns) of the comics books in which their work appears. The Company has not entered into agreements with any artists and writers.

     The creative process begins with the development of a story line by Powell. From the established story line, Powell or the writer develops a character's actions and motivations into a plot. After a writer has developed the plot, a pencil artist translates it into an action-filled pictorial sequence of events. The penciled story is returned to the writer who adds dialogue, indicating where the balloons and captions should be placed. The completed dialogue and artwork are forwarded to a letterer who letters the dialogue and captions in the balloons. Next, an inker enhances the pencil artist's work in order to make the drawing appear three dimensional.

     The artwork is then sent to a coloring artist. Typically using only four colors in varying shades, the coloring artist uses overlays to create over 100 different tones. This artwork is subcontracted to a color separator who produces separations and sends the finished material to the printer. Unaffiliated entities will produce color separations and will print all of the RGE's comic books.

PRODUCTS AND SERVICES

     We intend to initially engage in three areas of distribution. Our goal and objective is to engage initially in licensing, and thereafter, in direct production to the mass market retail book reader, to those who collect books and to those who read using the internet as a source of product. We further believe that our properties can be adapted for video games and application entertainment.

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
MASS MARKET BOOK DISTRIBUTION

     The "Mass Market Book" line will consist of four main titles with a fifth quarterly title that will fill out the calendar to insure a full 52 week schedule. Each book's format will be 64 pages in total, plus 4-page cover.

     Currently, we are developing a product consisting of a 32 pages issue for content, 2-4 pages for editorial and up to 30 pages interior and 3 "premium" cover pages (inside front, inside back and back cover) to advertising. The "Center Spread" will also be a premium spot and will always be reserved for advertisements.

COLLECTED BOOK DISTRIBUTION

     The "Collected" line will consist of four to five issues bundled together with extra material to create what is called a "graphic novel." These will be sold through regular comic book and book store markets as well as direct to consumers through an online store. We do not have any internet or an online presence.

ELECTRONIC BOOK DISTRIBUTION

     We believe that electronic book distribution market is in its infancy and we intend to attempt to enter into this market. We have a strategic partnership with Keenspot.com to host the internet web versions of various projects as well as handle the digital application and mobile media distribution channels as well. Keenspot.com currently has comic properties which includes a network of more than four dozen Keenspot - exclusive - webcomic sites, in addition to the user-generated comics site ComicGenesis.com, which hosts over 10,000 independent webcomics. Keenspot sites have over 2 million unique visitors monthly. They also produces animated shorts under the Keentoons label which are distributed internationally by ThunderSquid to mobile phone carriers worldwide including Verizon V-CAST (U.S.) and O2 (U.K.).

PRODUCTION

     We intend to have three stages of production. First is the creative phase of our comics into electronic, printable files. Second is the printing phase where these electronic files are turned into paper periodicals. Third, there is a digital phase that converts the files into electronic media suitable for dissemination as applications or Web content. Other than the creative phase, we intend to enter into contracts with unrelated third parties for each of the stages of production.

COMPETITION

     The comic book and the related intellectual development industries are highly competitive with little or no barriers to entry. The Company competes with publishers and creative individuals.

     Most of the Company's competitors are part of integrated entertainment companies and all have greater resources than the Company. The Company also faces competition from other entertainment media, such as movies and video games, but believes that it benefits from the low price of comic books, sports

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and entertainment trading cards and children's activity sticker collections in relation to such other products.

     The market for digital distribution of content and products and related Internet services and products is intensely competitive. Since there are no substantial barriers to entry, we expect competition in these markets to intensify. We believe that the principal competitive factors in these markets are name recognition, performance, ease of use and functionality. Our existing competitors, as well as a number of potential new competitors, may have longer operating histories in the digital distribution market, greater name recognition, larger customer bases and databases and significantly greater financial, technical and marketing resources. Such competitors may be able to undertake more extensive marketing campaigns and make more attractive offers to potential employees. Further, there can be no assurance that our competitors will not develop services and products that are equal or superior to our or that achieve greater market acceptance than our offerings in the area of name recognition, performance, ease of use and functionality. There can be no assurance that we will be able to compete successfully against our current or future competitors or that competition will not have a material adverse effect on our business, results of operations and financial condition.

PATENT, TRADEMARK, LICENSE & FRANCHISE RESTRICTIONS AND CONTRACTUAL OBLIGATIONS & CONCESSIONS

     There are inherent risk factors and circumstances associated with the development of intellectual properties and we plan to obtain protection on with applicable patents and trademarks. We intend to protect our intellectual properties from license infringements or violations. RGE has not entered into any licenses or franchise agreements or other contracts that have given, or could give rise to obligations or concessions.

     Our success depends in part upon our protection of our intellectual properties. We will principally rely upon copyright and contract law to protect our proprietary properties. There can be no assurance that the steps taken will be adequate to prevent misappropriation of our intellectual properties.

EMPLOYEES

     Castmor's only employee at the present time is Powell and we are dependent on him. We rely on his entrepreneurial skills and experience to implement our business plan. Powell is responsible for all planning, developing and operational duties, and will continue to do so throughout the early stages of our growth.

     We have no intention of hiring further employees until the business has been successfully launched and we have sufficient, reliable revenue flowing into RGE from either sales or licensing operations. We do not expect to hire any other employees until the March of 2013. We do not have an employment agreement with Powell.

FACILITIES

     Ee are operating from rented office space located at 614 East Highway 50, Suite 235 Clermont, Florida 34711 at the rate of $300 per month. We will

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continue to use this space for our executive offices for the foreseeable future.
We anticipate entering into a month to month rental agreement for added space in January 2013 or earlier if we obtain a positive cash flow from operations.

COMMON STOCK (AND PREFERRED STOCK)

     Our Articles of Incorporation authorize the issuance of 900,000,000 shares of common stock with $.0001 par value (and 100,000,000 shares of preferred stock, without par value). No shares of preferred stock have been issued. Each record holder of common stock is entitled to one vote for each share held in all matters properly submitted to the shareholders for their vote. Cumulative voting for the election of directors is not permitted.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Except for acts or omissions which involve intentional misconduct, fraud or known violation of law or for the payment of dividends in violation of Nevada Revised Statutes, there shall be no personal liability of a director or officer to the Company, or its stockholders for damages for breach of fiduciary duty as a director or officer. The Company may indemnify any person for expenses incurred, including attorney's fees, in connection with their good faith acts if they reasonably believe such acts are in and not opposed to the best interests of the Company and for acts for which the person had no reason to believe his or her conduct was unlawful. The Company may indemnify the officers and directors for expenses incurred in defending a civil or criminal action, suit or proceeding as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount of such expenses if it is ultimately determined by a court of competent jurisdiction in which the action or suit is brought determined that such person is fairly and reasonably entitled to indemnification for such expenses which the court deems proper.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to officers, directors or persons controlling the Company pursuant to the foregoing, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

     We have been informed that the Commission will not issue "no action" letters relating to the resale of securities, i.e., a person who has acquired shares of stock in a 4(2) transaction, or either, under the Securities Act and who offers and sells the restricted securities without complying with Rule 144 is to be put on notice by the Securities and Exchange Commission that in view of the broad remedial purposes of the Securities Act and the public policy which strongly supports registration under said act, that those individuals will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and the brokers of other person who participate in the transaction do so at their own risk. We have also been informed that any indemnification for liabilities arising from such a transaction may also be against public policy as expressed in the Securities Act and is therefore unenforceable.

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
           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

     The following discussion and analysis should be read in conjunction with our financial statements and the notes thereto appearing in Item 9.01.

GENERALLY

     Since inception, we have generated $ 25,723 in net sales and have incurred net income of $9,122 for the period from January 1, 2011 (inception) through December 31, 2011. For the five months ended May 31, 2012 we earned $15,351 in net sales and $10,156 of net income, compared to $9,207 in net sales and $4,141 of net income in May 31, 2011.

     For the five month periods ended May 31, 2012 and 2011, we incurred $5,195 and $5,066 in operating expenses, respectively. The slight increase is attributable to offsetting increases and decreases in professional fees, advertising, and communications.

     Our cash in the bank at May 31, 2012 was $97. Net cash provided by financing activities during the five months ended May 31, 2012 and 2011 was $10,869 and $1,426, retrospectively from the conversion of the LLC member ownership to common stock.

     Net cash used in operating activities during the five months ended May 31, 2012 and 2011 was $10,261 and $1,426, retrospectively. The increase was due to increases in operational activities. For the five months ended May 31, 2012 and, 2011, we reported net income of $10,156 and $4,141, respectively. Our material financial obligations for the future will include our public reporting expenses, transfer agent fees, bank fees, and other recurring fees, combined with any additional operating expense related to our new business.

     In its report on our December 31, 2011 audited financial statements, our auditors expressed an opinion that there is substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustments that may result from the outcome of this uncertainty. We are a newly formed entity and have had revenues of only $91,972 since inception. Our continuation as a going concern is dependent upon including our ability to raise additional capital and to generate positive cash flows.

     During the next twelve months we plan to seek financing opportunities to commence a growth plan that will include the execution of our business plan as the possibility of selling additional equity in the form of common stock.

LIQUIDITY AND CAPITAL RESOURCE

     As of May 31, 2012, we had cash or cash equivalents of $97 which is the only amount available to us for current expenses until such time as we are able to secure additional investment capital. Our recent rate of use of cash in our operations over the last nine months has been approximately $0 per month. Unless we incur further debt or raise additional equity capital we do not have sufficient capital to carry on operations past September 30, 2012. Our long term capital requirements and the adequacy of our available funds will depend on many factors, including the eventual reporting company costs, and operating expenses, among others. If we are unable to raise additional capital, generate sufficient

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revenue, receive loans from the officers on an as needed basis, or enter into a merger or acquisition transaction, we may have to curtail or cease our operations.

     Net cash provided by financing activities for the period from inception, through June 15, 2012, was $0.

     Liquidity is a measure of a company's ability to meet potential cash requirements. We have historically met our capital requirements through the issuance of stock and by borrowings. In the future, we anticipate we may be able to provide the necessary liquidity we need by the revenues generated from the sales of one or more of our mineral properties or entering into a Joint Venture with an unrelated third party. If we do not generate sufficient sales revenues we will continue to finance our operations through equity and/or debt financings.

SATISFACTION OF FUTURE OBLIGATIONS

     A critical component of our operating plan impacting our continued existence is the ability to obtain additional capital through additional equity and/or debt financing. We do not anticipate enough positive internal operating cash flow until such time as we can generate substantial revenues, which may take the several months or years to fully realize. In the event we cannot obtain the necessary capital to pursue our strategic plan, we may have to cease or significantly curtail our operations. This would materially impact our ability to continue operations.

     Since inception, we have financed cash flow requirements through issuance of common stock for cash and services. As we expand operational activities, we may experience net negative cash flows from operations, pending receipt of sales or development fees, and will be required to obtain additional financing to fund operations through common stock offerings and debt borrowings to the extent necessary to provide working capital.

     Over the next twelve months we will seek additional capital in the future to fund growth and expansion through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on our financial condition and our stockholders.

     We anticipate incurring operating losses over the next six months or more. Our lack of operating history makes predictions of future operating results difficult to ascertain. Risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks we must, among other things, implement and successfully execute our business and marketing strategy, respond to competitive developments, an attract, retain and motivate qualified personnel.

     There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

     This discussion and analysis of our financial condition and results of operations are based on our financial statements that have been prepared under accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to

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
make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. All significant accounting policies have been disclosed in Note2 to the financial statements for the years ended December 31, 2011. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates, and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any.

     We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operations. Critical accounting policies are those that are most important to the portrayal of our financial condition and results of operations and require management's difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management's current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our financial statements:

Our critical accounting policies are summarized below:

GOING CONCERN

     The financial statements included in our filings have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of our Company as a going concern. Management may use borrowings and security sales to mitigate the effects of its cash position; however, no assurance can be given that debt or equity financing, if and when required, will be available. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should we be unable to continue existence.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INTANGIBLE ASSETS

     The Company's intellectual property consists of graphic novel artwork and was contributed by a shareholder to the Company. The intangible is being amortized over its life of five years.

REVENUE RECOGNITION

     The Company follows the guidance of paragraph 605-10-S99-1 of the FAS Accounting Standards Codification for Revenue Recognition. The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer,
(iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

QUANTITATIVE AND QUALITATIVE DISCLOSURE OF MARKET RISKS

     We are a smaller reporting company as defined by Rule 12b-2 of the 1934 Act and are not required to provide the information under this item.

INCOME TAXES

     The Company recognizes a liability or asset for deferred tax consequences of all temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets and liabilities are recovered or settled. Deferred tax items mainly relate to net operating loss carry forwards and accrued expenses. These deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reviewed periodically for recoverability, and valuation allowances are provided when it is more likely than not that some or all of the deferred tax assets may not be realized.

EARNINGS (LOSS) PER SHARE

     The Company computes net loss per share and requires presentation of both basic and diluted earnings per share, EPS, on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the year. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. Because the Company does not have any potentially dilutive securities only basic loss per share is presented in the accompanying financial statements

RECENTLY ANNOUNCED PRONOUNCEMENTS

     Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

     In June 2011, the FASB issued authoritative guidance requiring entities to present net income and other comprehensive income (OCI) in one continuous statement or two separate, but consecutive, statements of net income and comprehensive income. The option to present items of OCI in the statement of changes in equity has been eliminated. The new requirements are effective for annual reporting periods beginning after December 15, 2011 and for interim reporting periods within those years. We do not expect the adoption to have a material impact on our financial statements.

     In May 2011, the FASB issued further additional authoritative guidance related to fair value measurements and disclosures. The new guidance results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between accounting principles generally accepted in the United States (U.S. GAAP) and International Financial Reporting Standards
(IFRS). The guidance is effective for fiscal years and interim periods within those years beginning after December 15, 2011. We are currently assessing the impact of the guidance.

     In April 2010, the FASB issued ASU No. 2011-17, "Revenue Recognition - Milestone Method (Topic 605)." This ASU provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research and development transactions. This update was effective in the second quarter of 2011. Adoption of this update is not anticipated to have a material impact on the Company's results of operation or financial position.

     In January 2010, the FASB issued ASU No. 2011-06, "Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements." This ASU requires additional disclosures about significant unobservable inputs and transfers within Level 1 and 2 measurements. Adoption of this update did not have any impact on the Company's results of operation or financial position.

OFF-BALANCE SHEET ARRANGEMENTS

     We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

                                  RISK FACTORS

     The securities described herein involve a high degree of risk. Interested persons should carefully consider, among others, the risk factors described below. As used in the Risk Factors, the term the "Company" when used in this "Risk Factors" section may refer to Castmor or RGE on a combined asset basis, based on the context of the language presented. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should carefully consider the various risks involved in investing in our shares, which include, among others, the following factors:

1. We will be a reorganized Company and still be deemed to be a so-called start-up company.

     Castmor is reorganizing to engage in a new and different business. If successful, of which there is no assurance, the newly reorganized business, will still be deemed to be a start-up company that has generated a limited amount of revenue its inception. We expect to incur significant operating losses for the foreseeable future, and there can be no assurance that we will be able to validate and market products in the future that will generate revenues or that any revenues generated will be sufficient for us to become profitable or thereafter maintain profitability.

2. As a start-up or development stage company, our business and prospects are difficult to evaluate because we have a very limited operating history and our business model is evolving, an investment in us is considered a high risk investment whereby you could lose your entire investment.

     We have just commenced operations and, therefore, we are considered a "start-up" or "development stage" company. We have had limited income from the sale of intellectual properties. We will incur significant expenses in order to implement our business plan. As an investor, you should be aware of the difficulties, delays and expenses normally encountered by an enterprise in its development stage, many of which are beyond our control, including unanticipated developmental expenses, and advertising and marketing expenses. We cannot assure you that our proposed business plan will materialize or prove successful, or that we will ever be able to operate profitably. If we cannot operate profitably, you could lose your entire investment.

     We have not established a timeline to reflect the anticipated plan of operations and we have not established an anticipated operational milestone. Accordingly, we face the challenge of successfully implementing our business plan without an established timeline that reflects operational milestones. There is nothing at this time on which to base an assumption that our business will prove successful, and there is no assurance that we will be able to operate profitably if or when operations commence. You may lose your entire investment do to our lack of experience.

     Our plan of operation is our best estimate and analysis of the potential market, opportunities and difficulties that we face. There can be no assurances that the underlying assumptions accurately reflect our opportunities and potential for success. Competition for the marketing of intellectual property rights is intense, and with other economic forces, this makes forecasting of revenues and costs difficult and unpredictable. If our estimates and analysis is incorrect, you could lose your entire investment.

3. Our working capital will be limited. We will need additional capital to fund our operations and finance future growth, and we may not be able to obtain it on terms acceptable to us or at all. This will impede our growth and operating results.

     Our ability to commence and continue operations and operate as a going concern may depend on our ability to borrow funds from Powell and unrelated third parties, and the receipt of proceeds from the sale or marketing of our intellectual properties. As of this date, we have generated limited income and there can be no assurance that any substantial income will be forthcoming in the future. Our inability to fund our operations will impede our growth and operating results and may also result in a loss of your investment.

4. Failure to secure additional financing may result in termination of Castmor's operations and eliminate any value in Castmor's stock.

     We may require additional financing in order to establish profitable operations. Such financing, if required, may not be forthcoming. Even if additional financing is available, it may not be available on terms we find favorable. Failure to secure the needed additional financing will have a very serious, if not fatal, effect on our ability to survive.

5. Castmor's and RGE's business model is unproven. Thus it is difficult for an investor to determine the likelihood of success or risk to his investment.

     Due to our limited operating history, the revenue and income potential of our business is unproven. If we cannot successfully implement our business strategies of creating and marketing of intellectual properties, we may not be able to generate sufficient revenues to operate profitably. Consequently our shareholders may lose a substantial portion of or their entire investment.

6. Castmor's auditor has expressed doubts as to our ability to continue as a going concern.

     In the opinion of our auditor, since we had not generated revenue from operations prior to the acquisition of RGE, it raises substantial doubt about Castmor ability to continue as a going concern. With our limited income after the acquisition of RGE, we have no reason to believe that our auditor will change his view. Our current limited revenue creates doubt about our ability to continue as a going concern.

7. The loss of Powell or our inability to attract and retain qualified personnel could significantly disrupt or harm our business and our operating results would suffer.

     We are wholly dependent, at present, on the personal efforts and abilities of Powell, our sole officer and director. The loss of services of Powell will disrupt if not stop our operations. In addition, our success will depend on our ability to attract and retain highly motivated, well-qualified employees. Our inability to recruit and retain such individuals may delay the planned expansion of our limited operations and or result in high employee turnover, which could have a material adverse effect on our business or results of operations once commenced. Accordingly, without suitable replacements and employees to operate RGE, our operations will suffer.

8. Powell will own approximately 55% of our shares after the offering that permits him to exert influence over us or to prevent a change of control.

     Powell, our sole director and officer, will beneficially own approximately 55% of our outstanding shares of common stock, if all of the shares are sold in this offering. As a result of this stock ownership, Powell will continue to influence the vote on all matters submitted to a vote of our shareholders, including the election of directors, amendments to the certificate of incorporation and the by-laws, and the approval of significant corporate transactions. This consolidation of voting power could also delay, deter or prevent a change of our control that might be otherwise beneficial to shareholders.

9. We have never declared or paid a cash dividend on our shares nor will we in the foreseeable future.

     You will not receive dividend income from an investment in the shares and as a result, the purchase of the shares should only be made by an investor who does not expect a dividend return on the investment.

     We currently intend to retain future earnings, if any, to finance the operation and expansion of our business. Accordingly, investors who anticipate the need for immediate income from their investments by way of cash dividends should refrain from purchasing any of our securities. As we do not intend to declare dividends in the future, you may never see a return on your investment and you indeed may lose your entire investment.

10. Our common stock is considered a penny stock, which is subject to restrictions on marketability, so you may not be able to sell your shares.

     Our common stock is subject to the penny stock rules adopted by the Securities and Exchange Commission that require brokers to provide extensive disclosure to their customers prior to executing trades in penny stocks. These disclosure requirements may cause a reduction in the trading activity of our common stock, which in all likelihood would make it difficult for our shareholders to sell their securities.

     Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). Penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The broker-dealer must also make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security that becomes subject to the penny stock rules. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit their market price and liquidity of our securities. These requirements may restrict the ability of broker-dealers to sell our common stock and may affect your ability to resell our common stock.

11. Powell has no experience related to public company management. As a result, we may be unable to manage our public reporting requirements.

     Our operations depend entirely on the efforts of our sole officer and director. While he has expertise with which we will rely upon to grow and manage our business operations, he has no experience related to public company management, nor as a principal accounting officer. Because of this, we may be unable to develop and manage our public reporting requirements. There is no assurance that we will overcome any such obstacle.

12. We will incur professional fees in connection with being a reporting company under the Securities Exchange Act of 1934, as amended.

     Our Company is subject to the reporting requirements of the 1934 Act and as such, we are required to file 10-Ks, 10-Qs and 8-Ks and other reports with the Securities and Exchange Commission. We will incur professional fees (i.e., attorney, auditors and filing agents) in connection with the preparation and filing of such reports and we currently anticipate such costs to range from $12,000 to $18,000 per year. If we are unable to file such reports, we will be delinquent in our filings which could adversely affect the marketability of the Shares.

13. The failure to comply with the internal control evaluation and certification requirements of Section 404 of Sarbanes-Oxley Act could harm our operations and our ability to comply with our periodic reporting obligations.

     As a reporting company under the 1934 Act, we are required to comply with the internal control evaluation and certification requirements of Section 404 of the Sarbanes-Oxley Act of 2002. We are in the process of determining whether our existing internal controls over financial reporting systems are compliant with
Section 404. This process may divert internal resources and will take a significant amount of time, effort and expense to complete. If it is determined that we are not in compliance with Section 404, we may be required to implement new internal control procedures and reevaluate our financial reporting. We may experience higher than anticipated operating expenses as well as outside auditor fees during the implementation of these changes and thereafter. Further, we may need to hire additional qualified personnel in order for us to be compliant with
Section 404. If we are unable to implement these changes effectively or efficiently, it could harm our operations, financial reporting or financial results and could result in our being unable to obtain an unqualified report on internal controls from our independent auditors, which could adversely affect our ability to comply with our periodic reporting obligations under the 1934 Act.

14. Because we were a "shell company," investors in our company will not be able to rely on Rule 144 to sell their shares of stock until at least one year after we cease to be a shell company.

     Castmor was a shell company prior to filing this periodic report on Form 8-K and therefore certain of its shareholders may not currently utilize Rule 144 to sell their shares. Rule 144 is not available for sales of shares of companies that are or have been "shell companies" except under certain conditions. We completed this acquisition and we believe that we removed our status as a shell company by filing this report on Form 8-K. Shareholders are able to utilize Rule 144 one year after the filing of this Form 8-K, assuming it files the documents it is required to file as a reporting company. Investors in the Company whose shares have been registered in an effective and current registration statement will be able to sell their shares pursuant to said registration statement. They will not be able to rely on Rule 144 to sell their shares during the one year period after the filing of this Form 8-K changing our shell status if the registration statement's effectiveness is not maintained on a temporary or permanent basis.

     On February 15, 2008, the Securities and Exchange Commission adopted final rules amending Rule 144 (and Rule 145) for shell companies. The amendments currently in full force and effect provide that the current revised holding periods applicable to affiliates and non-affiliates (our sole officer and director) is not now available for securities currently issued by either a reporting or non-reporting shell company, unless certain conditions are met. It may also affect further sales of securities by us that are not registered under the Securities Act. An investor will be able to resell securities issued by a shell company subject to Rule 144 conditions if the reporting or non-reporting issuer (i) had ceased to be a shell, (ii) is subject to the 1934 Act reporting obligations, (iii) has filed all required 1934 Act reports during the preceding twelve months, and (iv) at least 90 days has elapsed from the time the issuer has filed the "Form 10 Information" reflecting the fact that it had ceased to be a shell company before any securities were sold Rule 144. .

     On June 29, 2005, the Securities and Exchange Commission adopted final rules amending the Form S-8 and the Form 8-K for shell companies. These amendments expand the definition of a shell company to be broader than a company with no or nominal operations/assets or assets consisting of cash and cash equivalents, the amendments prohibit the use of a Form S-8 (a form used by a corporation to register securities issued to an employee, director, officer, consultant or advisor, under certain circumstances), and revise the Form 8-K to require a shell company to include current Form 10 information, including audited financial statements, in the filing on Form 8-K that the shell company files to report the acquisition of a business opportunity.

     The rules are designed to assure that investors in shell companies that subsequently acquire further operations or assets have access on a timely basis to the same kind of information as is available to investors in public companies with continuing operations.

15. Future sales of restricted shares could decrease the price a willing buyer would pay for shares of our common stock, could cause our price to decline and could impair our ability to raise capital.

     Future sales of common stock by existing shareholders or a new issuance by Castmor under exemptions from registration or through a subsequent registered offering could materially adversely affect the market price of our common stock and could materially impair our future ability to raise capital through an offering of equity securities. We are unable to predict the effect, if any, that market sales of these shares, or the availability of these shares for future sale, will have on the prevailing market price of our common stock at any given time.

16.  You may not be able to resell any shares you purchased in this offering.

     There is a limited trading market for our common stock at present and there has been no trading market to date. There is no assurance that the trading market will continue. This means that it may be hard or impossible for you to find a willing buyer for your shares should you decide to sell them in the future.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Except for acts or omissions which involve intentional misconduct, fraud or known violation of law or for the payment of dividends in violation of Nevada Revised Statutes, there shall be no personal liability of a director or officer to the Company, or its stockholders for damages for breach of fiduciary duty as a director or officer. The Company may indemnify any person for expenses incurred, including attorney's fees, in connection with their good faith acts if they reasonably believe such acts are in and not opposed to the best interests of the Company and for acts for which the person had no reason to believe his or her conduct was unlawful. The Company may indemnify the officers and directors for expenses incurred in defending a civil or criminal action, suit or proceeding as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount of such expenses if it is ultimately determined by a court of competent jurisdiction in which the action or suit is brought determined that such person is fairly and reasonably entitled to indemnification for such expenses which the court deems proper.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to officers, directors or persons controlling the Company pursuant to the foregoing, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

     We have been informed that the Commission will not issue "no action" letters relating to the resale of securities, i.e., a person who has acquired shares of stock in a 4(2) transaction, or either, under the Securities Act and who offers and sells the restricted securities without complying with Rule 144 is to be put on notice by the Securities and Exchange Commission that in view of the broad remedial purposes of the Securities Act and the public policy which strongly supports registration under said act, that those individuals will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and the brokers of other person who participate in the transaction do so at their own risk. We have also been informed that any indemnification for liabilities arising from such a transaction may also be against public policy as expressed in the Securities Act and is therefore unenforceable.

ELECTION OF DIRECTORS AND APPOINTMENT OF OFFICERS

     Powell, our sole director, can fill any vacancy on our Board of Directors. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been selected and qualified.

     Our sole director, Powell has not been the subject of any order, judgment or decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

     Powell is not the subject of any pending legal proceedings.

AUDIT COMMITTEE

     We have not established an audit committee. In addition, we do not have any other compensation or executive or similar committees. We will not, in all likelihood, establish an audit committee until such time as the Company generates a positive cash flow of which there can be no assurance. We recognize that an audit committee, when established, will play a critical role in our financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. At such time as we establish an audit committee, its additional disclosures with our auditors and management may promote investor confidence in the integrity of the financial reporting process.

     Until such time as an audit committee has been established, our sole director now, and in the future, our full board of directors will undertake those tasks normally associated with an audit committee to include, but not by way of limitation, the (i) review and discussion of the audited financial statements with management, and (ii) discussions with the independent auditors the matters required to be discussed by the Statement On Auditing Standards No. 61 and No. 90, as may be modified or supplemented.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE-FISCAL YEARS ENDED DECEMBER 31, 2011.

     The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid the named persons for all services rendered in all capacities during the noted periods. The named person was the sole executive officer as of December 31, 2011. No executive officer received total annual salary and bonus compensation in excess of $100,000.

Name and Principal
 Position as of                                           All Other
   12-31-2011           Year    Salary($)   Bonus($)   Compensation($)  Total($)
   ----------           ----    ---------   --------   ---------------  --------

John Allen              2011        --         --             --           --

EMPLOYMENT AGREEMENTS

     There are no employment contracts, compensatory plans or arrangements, including payments to be received from Castmor, with respect to any director or executive officer of Castmor which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with Castmor, any change in control of Castmor, or a change in the person's responsibilities following a change in control of Castmor.

OUTSTANDING EQUITY AWARDS

     None of our executive officers received any equity awards, including, options, restricted stock or other equity incentives during the fiscal year ended December 31, 2011 and as of the date hereof.

DIRECTOR COMPENSATION

     During the fiscal year ended December 31, 2010 or 2011, there were no arrangements between us and Powell that resulted in our making payments to our director for any services provided to us by him.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     By the definition of Rule 405 of the Securities Act Powell is a promoter of Castmor in that he is a "person who, acting alone or in conjunction with one or more other persons, directly or indirectly takes initiative in founding and organizing the business or enterprise of an issuer." Powell has not, nor will he, receive anything of value or other consideration as a promoter of Castmor.

     No person who may, in the future, be considered a promoter of this offering, will receive or expect to receive assets, services or other considerations from us. No assets will be, nor are expected to be, acquired from any promoter on behalf of our company. We have not entered into any agreements that require disclosure to our shareholders.

SECTION 16(a) COMPLIANCE

     Section 16(a) of the 1934 Act requires directors and executive officers, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of our common stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. We have no knowledge that, as of the date of this filing, other than Powell, who owns more than ten percent of our common stock, of any person who has failed to file an initial Form 3, Form 4 current report, or an annual Form 5 in a timely manner.

INDEPENDENT DIRECTOR

     We have no currently "independent director" as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers. We are not presently required to have independent directors.

TRANSFER AGENT

     Holladay Stock Transfer currently serves as the independent transfer agent and registrar for our outstanding securities. The transfer agent's telephone number is (480) 481-3940.

LEGAL PROCEEDINGS

     We are not a party to any pending legal proceedings.

                MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S
                  COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The Company's common stock was listed on the OTC Bulletin Board of the National Association of Securities Dealers ("NASD") on March 4, 2008 under the symbol "CASL."

     There is a very limited sporatic trading market for our common stock at present and there has been no established trading market to date. There is no assurance that a trading market will ever develop or, if such a market does develop, that it will continue.

     The Securities and Exchange Commission adopted Rule 15g 9, which established the definition of a "penny stock," for purposes relevant to the company, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience and objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stock in both public offering and in secondary trading, and about commissions payable to both the broker dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

     As a result being a penny stock, the market liquidity for our common stock may be adversely affected since the regulations on penny stocks could limit the ability of broker-dealers to sell our common stock and thus your ability to sell our common stock in the secondary market.

     The rules governing penny stock require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally defined as an investor with a net worth in excess of $1,000,000 or annual income exceeding $250,000, $300,000 together with a spouse). For these types of transactions, the

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broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. The broker-dealer also must disclose the commissions payable to the broker-dealer, current bid and offer quotations for the penny stock and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Such information must be provided to the customer orally or in writing prior to effecting the transaction and in writing before or with the customer confirmation. Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. The additional burdens imposed on broker-dealers by such requirements may discourage them from effecting transactions in the securities underlying the shares, which could severely limit the liquidity of the securities underlying the shares and the ability of purchasers in this offering to sell the securities underlying the shares in the secondary market.

     For the initial listing in the Nasdaq SmallCap market, a company must have net tangible assets of $4 million or market capitalization of $50 million or a net income (in the latest fiscal year or two of the last fiscal years) of $750,000, a public float of 1,000,000 shares with a market value of $5 million. The minimum bid price must be $4.00 and there must be 3 market makers. In addition, there must be 300 shareholders holding 100 shares or more, and the company must have an operating history of at least one year or a market capitalization of $50 million.

     For continued listing in the Nasdaq SmallCap market, a company must have net tangible assets of $2 million or market capitalization of $35 million or a net income (in the latest fiscal year or two of the last fiscal years) of $500,000, a public float of 500,000 shares with a market value of $1 million. The minimum bid price must be $1.00 and there must be 2 market makers. In addition, there must be 300 shareholders holding 100 shares or more.

SHAREHOLDERS OF RECORD

     The number of record holders of the Company's common stock as of the date of this current report is approximately 45.

DIVIDENDS

     Holders of outstanding shares of common stock are entitled to such dividends as may be declared from time to time by the Board of Directors out of legally available funds; and, in the event of liquidation, dissolution or winding up of the affairs of Castmor, holders are entitled to receive, ratably, the net assets of Castmor available to shareholders after distribution is made to the preferred shareholders, if any, who are given preferred rights upon liquidation. Holders of outstanding shares of common stock have no preemptive, conversion or redemptive rights. To the extent that additional shares of Castmor's common stock are issued, the relative interest of then existing shareholders may be diluted. The payment of dividends is subject to the discretion of our Board of Directors and will depend, among other things, upon our earnings, our capital requirements, our financial condition, and other relevant factors. We have notpaid or declared any dividends upon our common stock since our inception and, by reason of our present financial status and our

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contemplated financial requirements; we do not anticipate paying any dividends upon our common stock in the foreseeable future.

STOCK OPTION PLAN

     There is currently no Stock Option Plan in place.

CODE OF ETHICS.

     We have adopted a Code of Ethics.

REPORTS TO SECURITY HOLDERS

     We will make available to our shareholders an annual report, including audited financials on Form 10-K. We are not currently a reporting company with the Securities and Exchange Commission, but upon effectiveness of this registration statement, we will be required to file reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     The public may read and copy any materials filed with the Securities and Exchange Commission at its Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information about the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired
     See Exhibits 10.2 and 10.3

(d)  Exhibits

Exhibit
Number                          Description
------                          -----------

10.1     Share Exchange Agreement with RGE and Powell entered into on June 6,
         2012.

10.2 Audited Financial Statements of Red Giant for the year ended December 31, 2012 (incorporated herein by reference to the Form 8-K, Exhibit
         10.2 filed on June 18, 2012).

10.3 Interim Financial Statements of Red Giant for the five months ended May 31, 2012 (incorporated herein by reference to the Form 8- K, Exhibit
         10.3 filed on June 18, 2012).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CASTMOR RESOURCES LTD.


Date: November 5, 2012                   By  /s/ Benny Powell
                                              ----------------------------------
                                              Benny Powell
                                              President


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